Exhibit 99.1

Deciphera Pharmaceuticals Provides Corporate Update and Highlights Key 2021 Corporate Milestones

- Top-line Data for INTRIGUE Pivotal Phase 3 Study of QINLOCK® in Patients with Second-line GIST

Expected in the Second Half of 2021 -

- Potential European Medicines Agency Approval of QINLOCK for Patients with Fourth-line GIST in the

Second Half of 2021 -

- Company Planning to Finalize Pivotal Development Plans for Both Vimseltinib (DCC-3014) and

Rebastinib in Second Half of 2021 -

Waltham, MA – January 11, 2021 – Deciphera Pharmaceuticals, Inc. (NASDAQ:DCPH), a commercial-stage biopharmaceutical company developing innovative medicines to improve the lives of people with cancer, today provided a corporate update and highlighted key 2021 milestones in conjunction with its presentation at the 39th Annual J.P. Morgan Virtual Healthcare Conference. The Company will webcast its presentation today at 9:10 AM ET at https://investors.deciphera.com/news-events/events-presentations.

“Building on the successful U.S. launch of QINLOCK last year, we are focused in 2021 on expanding both the geographic reach for QINLOCK and the potential for this medicine to benefit patients with GIST even earlier in the course of their disease,” said Steve Hoerter, President and Chief Executive Officer of Deciphera. “We also look forward to sharing updated data from the vimseltinib (DCC-3014) and rebastinib programs, as well as finalizing our development plans to support potential registration for these two product candidates. With continued execution and investment in our pipeline, we believe we are well positioned to realize our 2021 goals and deliver important new medicines to patients.”

In 2021, the Company seeks to achieve the following milestones:

QINLOCK (ripretinib)

•	Report top-line data from the INTRIGUE Phase 3 clinical study of QINLOCK in patients with secondline gastrointestinal stromal tumor (GIST) in the second half of 2021.

•	Receive approval from the European Medicines Agency (EMA) for QINLOCK for the treatment of patients with fourth-line GIST in the second half of 2021.

Vimseltinib (DCC- 3014)

•	Present updated data from the Phase 1/2 study of vimseltinib (DCC-3014), an inhibitor of CSF1R, in patients with tenosynovial giant cell tumor (TGCT) in the second half of 2021.

•	Finalize the pivotal development plan for vimseltinib in TGCT in the second half of 2021.

Rebastinib

•	Present updated data from its Phase 1b/2 study of rebastinib, an inhibitor of TIE2, in combination with paclitaxel for patients with endometrial cancer in the second quarter of 2021.

•	Present updated data from its Phase 1b/2 study of rebastinib in combination with paclitaxel for patients with platinum-resistant ovarian cancer in the second half of 2021.

•	Finalize the pivotal development plan for the rebastinib/paclitaxel combination in the second half of 2021.

DCC-3116

•

Initiate the Phase 1 study of DCC-3116, an inhibitor of ULK kinase for the potential treatment of patients with cancers driven by mutations in RAS genes, in the second quarter of 2021, subject to FDA authorization to proceed under the investigational new drug (IND) application submitted in the fourth quarter of 2020.

Presentation at 39th Annual J.P. Morgan Healthcare Conference

Deciphera will webcast its corporate presentation from the 39th Annual J.P. Morgan Healthcare Conference on Monday, January 11, 2021 at 9:10 AM ET. A live webcast of the presentation can be accessed under “Events & Presentations” in the Investors section of the Company’s website at deciphera.com. A replay of the webcast will be archived on the Company’s website for 90 days following the presentation. In conjunction with the conference, the Company has also updated its corporate presentation, which can be found here: https://investors.deciphera.com/news-events/eventspresentations.

About Deciphera Pharmaceuticals

Deciphera is a biopharmaceutical company focused on discovering, developing and commercializing important new medicines to improve the lives of people with cancer. We are leveraging our proprietary switch-control kinase inhibitor platform and deep expertise in kinase biology to develop a broad portfolio of innovative medicines. In addition to advancing multiple product candidates from our platform in clinical studies, QINLOCK is Deciphera’s FDA-approved switch-control kinase inhibitor for the treatment of fourthline gastrointestinal stromal tumor (GIST). QINLOCK is also approved for fourth-line GIST in Canada and Australia. For more information, visit www.deciphera.com and follow us on LinkedIn and Twitter (@Deciphera).

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, our expectations regarding 2021 corporate milestones and timing for these goals, including, without limitation, top-line data from our Phase 3 INTRIGUE study in second-line GIST, potential EMA approval of QINLOCK for the treatment of fourth-line GIST, finalizing pivotal study plans for vimseltinib (DCC-3014) in TGCT patients and for the rebastinib/paclitaxel combination, presenting updated data from the Phase 1/2 study of vimseltinib (DCC3014) in TGCT patients, presenting updated data from the Phase 1b/2 study of rebastinib in combination with paclitaxel for patients with endometrial cancer and also from patients with platinum-resistant ovarian cancer, and initiating a phase 1 study of DCC-3116; expanding the geographic reach of QINLOCK; and the potential for QINLOCK to benefit patients with earlier-stage GIST. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the severity and duration of the impact of COVID-19 on our business and operations, our ability to successfully demonstrate the efficacy and safety of our drug candidates and in additional indications for our existing drug, the preclinical or clinical results for our product candidates, which may not support further development of such product candidates, our ability to manage our reliance on sole-source third parties such as our third party drug substance and drug product contract manufacturers, comments, feedback and actions of regulatory agencies, our ability to commercialize QINLOCK and execute on our marketing plans for any drugs or indications that may be approved in the future, our ability to build and scale our operations to support growth in additional geographies, the inherent uncertainty in estimates of patient populations, competition from other products, our ability to obtain and maintain reimbursement for any approved product and the extent to which patient assistance programs are utilized, our ability to comply with healthcare regulations and laws, our ability to obtain, maintain and enforce our intellectual property rights, any or all of which may affect the initiation, timing and progress of clinical studies and the timing of and our ability to obtain additional regulatory approvals, and other risks identified in our Securities and Exchange Commission (SEC) filings, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent our views only as of the date hereof and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements.

QINLOCK and the QINLOCK logo are registered trademarks, and Deciphera and the Deciphera logo are trademarks, of Deciphera Pharmaceuticals, LLC.

Contacts

Investor Relations:

Jen Robinson

Deciphera Pharmaceuticals, Inc

jrobinson@deciphera.com

781-906-1112

Media:

David Rosen

Argot Partners

David.Rosen@argotpartners.com

212-600-1902